SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 15, 2003

CADENCE DESIGN SYSTEMS, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	1-10606 (Commission File Number)	77-0148231 (IRS Employer Identification No.)

2655 SEELY AVENUE, BUILDING 5
SAN JOSE, CALIFORNIA 95134

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (408) 943-1234

Item 9. Regulation FD Disclosure
Signature
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 9.	Regulation FD Disclosure

     The following information is furnished pursuant to Item 9, Regulation FD Disclosure, and Item 12, Disclosure of Results of Operations and Financial Condition.

     On July 15, 2003, Cadence Design Systems, Inc. (“Cadence”) issued a press release announcing its financial results for the second quarter of 2003. A copy of the press release is attached hereto as Exhibit 99.1. In addition, on July 15, 2003, Cadence held an earnings conference call to discuss its financial results for the second quarter of 2003. A transcript of the earnings call is attached hereto as Exhibit 99.2.

     The following exhibits are filed with this report on Form 8-K.

Exhibit No.	Description

99.1	Press Release issued by Cadence Design Systems, Inc., dated July 15, 2003.
99.2	Transcript of Cadence Design Systems, Inc. second quarter 2003 earnings call held on July 15, 2003.

Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated as of July 15, 2003

CADENCE DESIGN SYSTEMS, INC.

By: /s/ William Porter William Porter Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Cadence Design Systems, Inc., dated July 15, 2003.
99.2	Transcript of Cadence Design Systems, Inc. second quarter 2003 earnings call held on July 15, 2003.